UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2013

OMTHERA PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35869	26-3797738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

707 State Road Princeton, NJ	08540
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 741-4399

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01              Other Events.

On July 9, 2013, Omthera Pharmaceuticals, Inc. (the “Company”) issued a press release relating to the submission by the Company of a New Drug Application (NDA) to the U.S. Food and Drug Administration (FDA) seeking approval for the marketing and sale of Epanova™ for the treatment for patients with severe hypertriglyceridemia (triglyceride levels greater than or equal to 500mg/dL).  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information and Where to Find It

On June 13, 2013, the Company filed with the Securities and Exchange Commission (the “SEC”) a definitive proxy statement in connection with the proposed transaction (the “Definitive Proxy Statement”) and, on June 14, 2013, the Company commenced mailing of the Definitive Proxy Statement to its stockholders.  INVESTORS AND THE COMPANY’S STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE COMPANY.  Investors and stockholders may obtain free copies of the Definitive Proxy Statement and other documents (when available) that the Company files with the SEC at the SEC’s website at http://www.sec.gov.  In addition, the Definitive Proxy Statement and other documents filed by the Company with the SEC may be obtained from the Company free of charge by directing a request to Omthera Pharmaceuticals, Inc., Attn: Christian S. Schade, Executive Vice President and Chief Financial Officer, 707 State Road, Princeton, New Jersey 08540.

Certain Information Concerning Participants

The Company and its directors and executive officers and certain other persons may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction.  Investors and stockholders may obtain information regarding the names, affiliations and interests of the Company’s directors and executive officers in the Company’s final prospectus dated April 11, 2013 filed pursuant to Rule 424(b) under the Securities Act with the SEC on April 12, 2013 (the “Prospectus”), and the Definitive Proxy Statement.  To the extent holdings of the Company’s securities have changed since the amounts printed in the Definitive Proxy Statement, such changes have been or will be reflected on the Statements of Change in Ownership on Form 4 filed with the SEC.  These documents can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov.

Safe Harbor for Forward-Looking Statements

This press release, in particular statements regarding the proposed transaction between an affiliate of AstraZeneca PLC and the Company, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about AstraZeneca PLC or Company managements’ future expectations, beliefs, goals, plans or prospects, includes forward-looking statements that are based on certain beliefs and assumptions and reflect the current expectations of the Company, AstraZeneca PLC and their respective management. Statements that are predictive in nature, that depend on or relate to future events or conditions, or that include words such as “believes,” “anticipates,” “expects,” “continues,” “predict,” “potential,” “contemplates,” “may,” “will,” “likely,” “could,” “should,” “estimates,” “intends,” “plans” and other similar expressions are forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements involve known and unknown risks, assumptions and uncertainties that may cause actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements, and you should not place undue reliance on these statements. Some of the factors that could cause actual results to differ materially from current expectations are: the ability to consummate the proposed transaction; any conditions imposed on the parties in connection with the consummation of the proposed transaction; the failure of the Company’s stockholders to approve the proposed transaction; the ability to obtain regulatory approvals of the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the agreement relating to the proposed transaction; the Company’s ability to maintain relationships with employees and third parties following announcement of the proposed transaction; the ability of the parties to satisfy the conditions to the closing of the proposed transaction; the risk that the proposed transaction may not be completed in the time frame expected by the parties or at all; and the risks that are described from time to time in the Company’s reports filed with the SEC, including the Prospectus, in other of the Company’s filings with the SEC from time to time, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, and on general industry and economic conditions. If the proposed transaction is consummated, our stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. The Company disclaims any intention or obligation to update or revise any forward looking statements, whether as a result of new information, future events or otherwise.

Item 9.01              Financial Statements and Exhibits.

(d) Exhibits

Exhibits Number	Description

99.1	Press Release, dated July 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2013	Omthera Pharmaceuticals, Inc.

	By:	/S/ CHRISTIAN S. SCHADE
Christian S. Schade
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibits Number	Description

99.1	Press Release, dated July 9, 2013